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                                                                 EXHIBIT 10.50

                                AMENDMENT NO. 1
                             TO PURCHASE AGREEMENT


         This Amendment No. 1 (the "Amendment") entered into on this     day of
July, 2004, amends the Purchase Agreement (the "Agreement") dated July 1, 2004, entered into by and among BRIGHTSTAR CORP., a Delaware corporation ("Brightstar"), RAUL MARCELO CLAURE ("Claure"), BRIGHTSTAR EL SALVADOR, S.A., an entity formed under the laws of El Salvador (the "Company") and J Y M INMOBILIARIA, S.A. DE C.V., an entity formed under the laws of the Republic of El Salvador ("Seller") and acknowledged and accepted by Seller's sole shareholder, ANA MARGARITA FLORES DE MARTINEZ ("Margarita") and SEBASTIAN DE JESUS MARTINEZ ("Sebastian"). The capitalized terms not defined herein shall have the same meaning as provided in the Agreement.

                                   RECITALS:

         WHEREAS, the Brightstar, Claure and Seller entered into the Agreement dated July 1, 2004, which Agreement was acknowledged and accepted by Margarita and Sebastian; and

         WHEREAS the parties to the Agreement wish to amend certain terms of the Agreement;

         NOW THEREFORE IT IS AGREED AS FOLLOWS:

         1. The recitals set forth above are true and correct and are hereby incorporated by reference.

         2. The last sentence in Section 3(d) shall be deleted in its entirety and replaced with the following:

                           The number of shares of Brightstar Stock transferred to Seller pursuant to subsection (ii) herein shall be Eighteen Thousand Six-Hundred Twenty Nine (18,629) shares (the dollar value reflected in subsection (ii) hereof divided by Twelve US Dollars (US$12)).

         3. In subsection (c)(ii) of Section 8, the words "fifteen (15) calendar days" shall be replaced with "thirty (30) calendar days".

         4. All other provisions of the Agreement remain in full force and effect.

         The undersigned have executed this Amendment as of the date set forth above and each acknowledges that they have read and understood the foregoing Amendment.


                                      BRIGHTSTAR:
                                      BRIGHTSTAR CORP.

                                      By: /s/ R. Marcelo Claure
                                          -------------------------------------
                                          R. Marcelo Claure, President


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                                      CLAURE:


                                      /s/ R. Marcelo Claure
                                      -----------------------------------------
                                      R. MARCELO CLAURE, Individually


                                      COMPANY:
                                      BRIGHTSTAR EL SALVADOR, S.A.

                                      By:
                                      Name:
                                      Title:


                                      SELLER:
                                      J Y M INMOBILIARIA, S.A. DE C.V.

                                      By: /s/ Ana Margarita Flores de Martinez
                                          -------------------------------------
                                          Name: Ana Margarita Flores de Martinez
                                          Title: Representente legal

THIS AGREEMENT WAS ACKNOWLEDGED AND AGREED TO ON THIS 28 DAY OF JULY, 2004 BY:


                                      SELLER'S SHAREHOLDERS:

                                      /s/ Ana Margarita Flores de Martinez
                                      -----------------------------------------
                                      Ana Margarita Flores de Martinez


                                      /s/ Sebastian de Jesus Martinez
                                      -----------------------------------------
                                      Sebastian de Jesus Martinez


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